UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

Conolog Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	00-08174	22-1847286
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Columbia Road, Somerville, New Jersey		08876
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (908) 722-8081

n/a
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed by Conolog Corporation (the “Company”) on March 7, 2011 to (i) include the letter furnished by WithumSmith+Brown, PC, and (ii) clarify that the name of the independent registered public accounting firm retained by the Company on March 3, 2011 is Wolinetz, Lafazan & Company, CPA’s, P.C.

Item 4.01 Changes in Registrant’s Certifying Accountants.

On March 3, 2011, Conolog Corporation (the “Company”), dismissed WithumSmith+Brown, PC (“Withum”), and engaged Wolinetz, Lafazan & Company, CPA’s, P.C. (“Wolinetz”) as the Company’s independent registered public accounting firm. The decision to dismiss Withum and engage Wolinetz was approved by the audit committee of the Company’s board of directors on March 3, 2011.

The report of Withum on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the report expressed substantial doubt about the Company’s ability to continue as a going concern.

During our two most recent fiscal years and through the date of dismissal, the Company had no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the Company’s two most recent fiscal years and through the date of the dismissal, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The registrant has requested Withum to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Company. A copy of such letter, dated March 3, 2011 is filed herewith as Exhibit 16.1.

During the fiscal years ending July 31, 2010 and July 31, 2009, and the subsequent interim period prior to the engagement of Wolinetz, neither the Company nor anyone on its behalf consulted Wolinetz regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Wolinetz concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1     Letter from Withum to the Securities and Exchange Commission dated March 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOLOG CORPORATION

By:	/s/ Marc Benou

Marc Benou
President

Dated: March 9, 2011

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Withum to the Securities and Exchange Commission dated March 4, 2011